                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                           7% SERIES B NOTES DUE 2006

                              BJ SERVICES COMPANY
             PURSUANT TO THE PROSPECTUS DATED APRIL ________, 1996

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
  NEW YORK CITY TIME, ON __________________, 1996, UNLESS THE OFFER IS EXTENDED.

          TO:   BANK OF MONTREAL TRUST COMPANY (THE "EXCHANGE AGENT")

             FOR INFORMATION CALL:   [                           ]


           By Mail:                                      By Hand:
Bank of Montreal Trust Company                Bank of Montreal Trust Company
 Transfer and Exchange Agent                   Transfer and Exchange Agent
  77 Water Street, 4th Floor                    77 Water Street, 4th Floor
  New York, New York  10005                     New York, New York  10005

  By Facsimile Transmission:                      By Overnight Courier:
Bank of Montreal Trust Company                Bank of Montreal Trust Company
[                           ]                  Transfer and Exchange Agent
    Confirm by Telephone:                       77 Water Street, 4th Floor
[                           ]                   New York, New York  10005

         Delivery of this instrument to an address or transmission to a facsimile number other than as set forth above does not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

         The undersigned acknowledges that he or she has received the Prospectus dated April ______, 1996 (the "Prospectus") of BJ Services Company (the "Company") and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7% Series B Notes due 2006 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 7% Series A Notes due 2006 (the "Existing Notes"), upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ____________________, 1996, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         This Letter of Transmittal is to be used either if (i) certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Existing Notes or (iii) tender of Existing Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Existing Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Existing Notes must complete this Letter of Transmittal in its entirety.

         THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12 HEREIN.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR EXISTING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL ITS TERMS.

         List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of 7% Series A Notes due 2006. All other tenders must be in integral multiples of $1,000.

                   DESCRIPTION OF 7% SERIES A NOTES DUE 2006

                                                                                      Aggregate Principal
  Name(s) and Address(es) of Registered Holder(s)                                      Amount Tendered
             (Please fill in, if blank)                Certificate Number(s)*        (if less than all)**


                                                      _________________________     ________________________

                                                      _________________________     ________________________

                                                      _________________________     ________________________


         TOTAL PRINCIPAL AMOUNT OF EXISTING NOTES TENDERED
_____________________________
*        Need not be completed by book-entry holders.
** Need not be completed by Holders who wish to tender with respect to all Existing Notes listed.


         SPECIAL REGISTRATION INSTRUCTIONS     Address_________________________
               (SEE INSTRUCTIONS 4, 5 AND 6)
                                                  _____________________________
                                                       (Include Zip Code)

         To be completed ONLY if
certificates for Existing Notes
in a principal amount not tendered,
or Exchange Notes issued in
exchange for Existing Notes
accepted for exchange, are to
be issued in the name of someone
other than the undersigned.          ___________________________________________
                                     (Tax Identification or Social Security No.)

Issue certificate(s) to:

Name  _____________________________________
                 (Please Print)

                    SPECIAL DELIVERY INSTRUCTIONS               Address  ________________________________________________
                    (SEE INSTRUCTIONS 4, 5 AND 6)
                                                                    _____________________________________________________
                                                                                    (Include Zip Code)
         To be completed ONLY if certificates for Existing
Notes in a principal amount not tendered, or Exchange Notes
issued in exchange for Existing Notes accepted for exchange,
are to be delivered to someone other than the undersigned.          _____________________________________________________
                                                                         (Tax Identification or Social Security No.)
Issue certificate(s) to:
Name  ___________________________________
                 (Please Print)

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

[ ] CHECK HERE IF EXISTING NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution  ____________________________
                                                [ ] The Depository Trust Company
         Account Number ________________________________________________________
         Transaction Code Number _______________________________________________

         Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering." See Instruction 2.

[ ] CHECK HERE IF EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of tendering Holder(s)_________________________________________
         Date of Execution of Notice of Guaranteed Delivery ____________________ Name of Institution which Guaranteed Delivery _________________________ Transaction Code Number _______________________________________________

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undesigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

[ ]      CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
         ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
         Name: _________________________________________________________________
         Address: ______________________________________________________________




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
                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to BJ Services Company (the "Company") the principal amount of Existing Notes indicated above.

         Subject to and effective upon the acceptance for exchange of the principal amount of Existing Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Existing Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Existing Notes and the Exchange Notes) with respect to the tendered Existing Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (i) deliver certificates for such Existing Notes to the Company or transfer ownership of such Existing Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Existing Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned acknowledges that the Offer is being made in reliance upon interpretative advice given by the staff of the Securities and Exchange Commission (the "SEC") to third parties in connection with transactions similar to the Exchange Offer, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Existing Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder which is an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

         The undersigned represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving Exchange Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (ii) neither the undersigned nor the Recipient (if different) has any arrangement with any person to participate in the distribution of such Exchange Notes, and (iii) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company or any Guarantor as defined in Rule 405 under the Securities Act. If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Existing Notes for the undersigned's own account as a result of marketing activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any Guarantor or any "affiliate" of the Company or any Guarantor (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker- dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to be admitting that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned understand and agrees that the Company reserves the right not to accept tendered Existing Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Existing Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Existing Notes or transfer of ownership of such Existing Notes on the account books maintained by a book-entry transfer facility.

         By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees, that upon the receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

         The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Existing Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer--Termination," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Existing Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Existing Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

         If any tendered Existing Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Existing Notes will be returned (except as noted below with respect to tenders through DTC), at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

         The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Existing Notes accrued through the Expiration Date, which is the date of issuance of the Exchange Notes.

         The undersigned understands that tenders of Existing Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and return any certificates for Existing Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Existing Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and any certificates for Existing Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special

Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange in the name(s) of, and return any certificates for Existing Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Existing Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Existing Notes so tendered.

         Holders who wish to tender the Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
              EXISTING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                    AND WHETHER OR NOT TENDER IS TO BE MADE
                 PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

         This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Existing Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Existing Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 herein.

X___________________________________________________________________         _________________________
                                                                             Date
X___________________________________________________________________         _________________________
                                                                             Date

         Signature(s) of Holder(s) or
         Authorized Signatory

Name(s): __________________________________________         Address: ____________________________________________________

         __________________________________________                 _____________________________________________________
                          (Please Print)                                           (including Zip Code)


Capacity: _________________________________                 Area Code and Telephone Number: _____________________________

Social Security No.: ______________________


                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 1 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

________________________________________________________________________________
            (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
(Address (including zip code) and Telephone Number (including area code) of Firm)

________________________________________________________________________________
                            (Authorized Signature)


________________________________________________________________________________
                                Printed Name)

________________________________________________________________________________
                                   (Title)


Date:  ___________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Existing Notes are tendered for the account of an Eligible Institution. See Instruction 6. Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17 Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

         2. Delivery of this Letter of Transmittal and Existing Notes. Certificates for all physically delivered Existing Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Existing Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

         The method of delivery of the tendered Existing Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Existing Notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Existing Notes should be sent to the Company.

         Holders who wish to tender their Existing Notes and (i) whose Existing Notes are not immediately available, or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Existing Notes, the certificate number or numbers of such Existing Notes and the principal amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Existing Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder who wishes to tender his Existing Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Existing Notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Existing Notes, and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Existing Notes for exchange. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Existing Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Existing Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

         3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of Existing Notes should be listed on a separate signed schedule attached hereto.

         4. Tender by Holder. Only a Holder of Existing Notes may tender such Existing Notes in the Exchange Offer. Any beneficial owner of Existing Notes who is not the registered bolder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Existing Notes.

         5. Partial Tenders; Withdrawals. Tenders of Existing Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Existing Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 7% Series A Notes due 2006" above. The entire principal amount of any Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Existing Notes is not tendered, then Existing Notes for the principal amount of Existing Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Existing Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Existing Notes are accepted for exchange.

         Except as otherwise provided herein, tenders of Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of Existing Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers and principal amount of such Existing Notes, or, in the case of Existing Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Existing Notes register the transfer of such Existing Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following one of the procedures described above under "Procedures for Tendering" at any time prior to the Expiration Date.

         6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Existing Note without alteration, enlargement or any change whatsoever.

         If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Existing Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Existing Notes.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holders or Holders (which term, for the Purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Existing Notes) of Existing Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Existing Notes to be reissued) to the registered holder, then such holder need not and should not endorse any tendered Existing Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Existing Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Existing Notes listed, such Existing Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder or holders appears on the Existing Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on Existing Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

         7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Existing Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering holder during the sixty-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Existing Notes am registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         9. Transfer Taxes. The Company will pay all transfer taxes, if any, imposed by Article 12 of the New York State Tax Law applicable to the exchange of Existing Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Existing Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed an the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes listed in this Letter of Transmittal.

         10. Waiver of Conditions. The Company reserves the right, in their sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Existing Notes tendered.

         11. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any tendering Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holder may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)


         CERTIFICATE SURRENDERED           EXISTING NOTES TENDERED           EXISTING NOTES ACCEPTED

         _________________________         _________________________         _________________________

         _________________________         _________________________         _________________________

Date Received ____________________         Accepted by _____________         Checked by ______________

Delivery Prepared by _____________         Checked by ______________         Date ____________________


                           IMPORTANT TAX INFORMATION

         Under federal income tax laws, a Holder whose tendered Existing Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Existing Notes purchased pursuant to the Exchange Offer may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 20% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Existing Notes. If the Existing Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        CERTIFICATION OF PAYEE AWAITING TAXPAYER INDEMNIFICATION NUMBER

         I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE __________________________________      DATE__________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
      CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                       PAYERS' NAME:  BJ SERVICES COMPANY

SUBSTITUTE                        Part I - Taxpayer Identification
                                  Number

Form W-9                          Enter your taxpayer identification
Department of the Treasury        number in the appropriate box.  For
Internal Revenue Service          most individuals, this is your social  ______________________________________
                                  security number.  If you do not have           Social Security Number
                                  a number, see how to obtain a "TIN"
                                  in the enclosed Guidelines.
                                                                                           OR
                                  NOTE:  If the account is in more than
                                  one name, see the chart on page 2 of
Payer's Request for Taxpayer      the enclosed Guidelines to determine   ______________________________________
Identification Number (TIN)       what number to give.                       Employee Identification Number
and Certification

              Part II-For Payees Exempt from Backup Withholding


              CERTIFICATION-UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

              (1) The number shown on this form is my correct Taxpayer Identification Number (or I am writing for a number to be issued to me), and

              (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

              SIGNATURE_______________________    DATE ___________________


Certification Guidelines - You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).